SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):              November 19, 1998

                      SOUTHERN PACIFIC FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)

         California               1-11785                     33-0636924
(State or other jurisdiction  (Commission File No.) (IRS Employer Identification
  of incorporation)                                        No.)

One Centerpointe Drive, Suite 551
Lake Oswego, Oregon                                              97035
(Address of principal executive offices)                       (Zip Code)

                                 (503) 684-6316
              (Registrant's telephone number, including area code)

Item 5.  Other Events.

         On November 19, 1998, Robert W. Howard and Bernard A. Guy each submitted his written resignation as a director of Southern Pacific Funding Corporation (the "Corporation").

         The  Corporation  filed a  voluntary  petition  with the United  States
Bankruptcy Court for the District of Oregon (the "Bankruptcy Court") under Chapter 11 of the United States Bankruptcy Code, Case No. 298-37613-elp11, on October 1, 1998. The Corporation is required to file Monthly Operating Reports with the Bankruptcy Court pursuant to Bankruptcy Rule 2015. In connection therewith, attached hereto as Exhibit 99 are the financial statements (omitting certain schedules) included in the Monthly Operating Report for the Month Ending October 1998, filed with the Bankruptcy Court on November 30, 1998.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits:

              99 Financial Statements from Monthly Operating Report for October 1998.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    SOUTHERN PACIFIC FUNDING CORPORATION


Dated:  December 28, 1998           By: /s/ Timothy Breedlove
                                          Name:  Timothy Breedlove
                                          Title: Chief Financial Officer

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